UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  November 14, 2005

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                     ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
                     OFFICERS.

On November 10, 2005, Tribune Company announced the appointment of John E. Reardon as president/chief executive officer of Tribune Broadcasting Company, a subsidiary of Tribune Company. Since March 2004, Mr. Reardon, 51, served as a group vice president for Tribune Broadcasting and was responsible for Tribune’s television stations in the Western and Southern regions. Previously he served as general manager of Tribune television station KTLA in Los Angeles from 1996 to 2004 and as KTLA station manager from 1992 to 1996. Prior to KTLA, Mr. Reardon was director of sales for Tribune’s WGN-TV in Chicago from 1989 to 1992. He began his career with Tribune as an account executive at WGN-TV in 1985. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99      Press Release of Tribune Company dated November 10, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)
Date: November 14, 2005	/s/ Mark W. Hianik Mark W. Hianik Vice President/Assistant General Counsel